Investor Meeting

November 2007

0

Disclaimer

This presentation contains forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about our Company, economic and market sectors and the industry in which we do business, among other things.  These statements are not guarantees of future performance, and we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.  Actual events and results may differ from those expressed in any forward-looking statements due to a number of factors.
Factors that could cause our actual performance, future results and actions to differ materially from any forward-looking statements include, but are not limited to, those discussed in risk factors within our Form 10-K for the fiscal year ended February 3,
2007, and our Form 10-Q for the fiscal quarter ended August 4, 2007, as filed with the
Securities and Exchange Commission.

Who We Were in 2001

One of the largest national mall-based specialty retail chains focused on young women’s apparel operating 571 stores in 44 states, Puerto Rico and
Washington, D.C., with four concepts:

Wet seal (406 stores) - junior fast-fashion apparel brand

Contempo Casual (51 stores) – converting to Wet Seal

Arden B with (84 stores)  - young contemporary woman (20-40)

Zutopia (30 stores) – tween fashion brand

Arden B mix included significant fashion basics and wear-to-work merchandise

Who We Were in 2001 (cont’d)

Sales of $590 million, a same-store sales increase of 4.7%, operating margin of 7.8%; and an ROE of 16%+

Wet Seal and Arden B generated similar operating margins

Cash and cash equivalents of $132M;inventory turnover of nearly 7x; no debt; market capitalization of $594M.

Who We Were in 2001 (cont’d)

Comprehensive merchandising information systems in place to support growth

Central information source for merchandise, inventory management, purchasing, replenishment, receiving and distribution.

Converted to a new point-of-sale software program in fiscal 2002, in order to enhance customer service capabilities at the store level

Integrated planning, allocation and distribution functions

Planners and allocators work with District/Regional Directors and merchandise buyers to manage inventory levels and coordinate the allocation of merchandise to each store

Approximately 18% of retail receipts imported from foreign vendors

Daily, store-ready merchandise deliveries and regular markdowns to speed sale of slow-moving inventory:

Unsold merchandise periodically shipped to clearance stores

Operating Margin
Sales per square foot
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
275
270
265
260
255
250
245
240
235
230
6.3%
8.0%
7.9%
3.8%
4.6%
7.8%
1996
1997
1998
1999
2000
2001

5

wet seal INC.

Consistently profitable through Fiscal 2001

Who We Are Now

California based specialty fashion apparel retailer with two distinct contemporary brands:

Wet Seal with 396 stores as of the end of F3Q07

Arden B with 94 stores as of the end of F3Q07

In Fiscal 2007, forecasted sales of $600 to $603 million and operating margin of 1.6% to
2.2%

Forecasted cash and marketable securities at $100M; inventory turnover of 6x; debt of
$3.6 million;

Current market capitalization of approximately $200 million.

Competition includes:

                                   Wet Seal

Aeropostale                         Gap

American Eagle               Old Navy

Charlotte Russe             Pacific Sunwear

Express         Urban Outfitters

Forever 21                              Target

                                Arden B

bebe

BCBG

Banana Republic

Zara

Who We Are Now - Wet Seal

Brand position: Founded in 1962, junior
apparel brand that is trend-focused and value
competitive

Target: 13 to 19 year-old seeking wear-now
fashion at a value

Stores: Average 4,000 square feet and
generated $321 in sales/sq ft in fiscal 2006

Who We Are Now – Arden B.

Brand Position: Launched in 1998, fashion
brand for the feminine contemporary woman
with sex appeal

Target: 25 to 35 year-old with core focus on 28
year olds

Stores: Average 3,200 square feet and
generated $459 in sales/sq ft in fiscal 2006

Adjusted Operating Margin
Sales per square foot
5.0%
3.0%
1.0%
-1.0%
-3.0%
-5.0%
-7.0%
-9.0%
-11.0%
-13.0%
-15.0%
400
350
300
250
200
150
100
50
0
1.2%
-12.1%
-23.9%
2.3%
3.7%
2.2%
2002
2003
2004
2005
2006
2007E

9

Financial Performance 2002 – 2007E

Operating margin adjusted to exclude benefit for Arden B loyalty program sales adjustment, asset impairments, store closure costs and Michael Gold non-cash stock compensation expense.

Strategic Opportunities and Action Plan – Wet Seal

Operating margins have deteriorated as investments in infrastructure failed to drive sales growth, particularly in Arden B

Merchandise margin opportunities exist:

Wet Seal:

Strategic Opportunities:

Planning and allocation

Merchandise mix

Markdown cadence

2008 Action Plan:

Complete store profiles and integrate into planning and allocation

Implement size optimization

Conduct focus groups and market research

Increase focus on key categories/expand bottoms offering

Add denim brands to the mix

Employ management in weekly review of inventory position and markdown plans

Merchandise margin opportunities exist:

Arden B:

Strategic Opportunities:

Merchandise mix

Inventory management

Sourcing

Price rationalization

Fit enhancements

2008 Action Plan:

Better align merchandise mix with customer needs

Conduct focus groups and market research

Offer a trend-right not leading-edge assortment

Create better balance of wear-to-work, everyday and occasion

Add fashion basics across key categories

Employ management in weekly review of inventory position and markdown plans

Hire new head of sourcing for Arden B and Wet Seal

Reassess sourcing process

Employ more consistent pricing practices and better promotional discipline

Strategic Opportunities and Action Plan – Arden B

Store operations:

  Strategic Opportunities:

Better alignment of incentive compensation with performance

Utilization of customer feedback

New store productivity

2008 Action Plan:

Establish stronger accountability – develop incentive plans aligned with sales growth and profitability

Re-align both divisions by February 2008 to reduce costs

Eliminate excess tasks to facilitate greater focus on sales

Increase store visits by senior management

Employ more detailed analysis and monitoring of new store performance

Strategic Opportunities and Action Plan – Store Operations

Real Estate:

  Strategic Opportunities:

Improve new store economics

Address pressure from rising occupancy and store construction costs

Test off-mall locations

2008 Action Plan:

Rebuild the pipeline for store growth

Rationalize current deals in the pipeline/reduce 2008 store openings

Increase senior management involvement in site review and new store economic analysis

Strategic Opportunities and Action Plan – Real Estate

Marketing:

  Strategic Opportunities:

Better align to divisional merchandise strategies

Build connection to customers

Redeploy marketing spend to focus on more effective channels, i.e. grassroots marketing

Capitalize on internet database

2008 Action Plan:

Layout specific plans for each division by January 2008

Conduct focus groups for both divisions/store manager feedback

Increase emphasis on visual and grass roots

Optimize direct mail campaign

Raise the focus on customer acquisition

Increase use of internet to drive store traffic

Strategic Opportunities and Action Plan - Marketing

IT:

Strategic Opportunities:

Increased efficiency/lower operating costs

Systems development

2008 Action Plan:

Conduct independent review of infrastructure to determine immediate cost savings

Develop short term and long term systems strategies

Install better project management and cost controls

Physical Distribution and Transport:

Strategic Opportunities:

Facilitate more efficient store operations

2008 Action Plan:

Deliver merchandise floor-ready

Resume daily shipping to stores

Strategic Opportunities and Action Plan – IT and Distribution

396
384
432
799
902
594
Wet Seal
Forever 21
Charlotte Russe
Aeropostale
American Eagle
Industry
Average

94
100
160
231
BCBG
bebe

16

Grow Retail Store Base

Wet Seal

600 – 700 Store
Opportunity

63 Net New Stores in FY2007

Arden B

200 – 250 Store
Opportunity

4 Net New Stores in FY2007

Wet Seal vs. The Competition

(1)

Management estimate.

(2)

Industry Average includes Abercrombie & Fitch, Aéropostale, American Eagle, Charlotte Russe,
Express, Forever 21, Gap, Hot Topic, J. Crew, Limited, Old Navy, Pacific Sunwear and Urban
Outfitters. North American stores only for Gap, Old Navy and Urban Outfitters.

Arden B vs. The Competition

(1)    Management estimate.

(2)

Industry Average includes Anthropologie, Banana Republic, BCBG, bebe, Club Monaco, Express,
J. Crew, Limited and Zara.

Financials

Steve Benrubi, CFO

Store Count
Total Sales
700
600
500
400
300
200
100
0
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E

18

wet seal INC.

Store Count and Total Sales

$2.00
$1.00
$0.00
($1.00)
($2.00)
($3.00)
($4.00)
($5.00)
($6.00)
($7.00)
$0.99
$0.08
($1.62)
($5.99)
($1.19)
($0.18)
$0.14-$0.17
2001
2002
2003
2004
2005
2006
2007E

19

wet seal INC.

EPS History: 2001 – 2007E

Fiscal Third Quarter Income Statement Results

$000's

Net Sales

$150,277

100.0%

$143,272

100.0%

Gross Profit

43,034

28.6%

48,127

33.6%

Selling General & Administrative

45,914

30.6%

46,095

32.2%

Asset Impairment

1,567

1.0%

-

-

Operating Income (Loss)

(4,447)

-3.0%

$2,032

1.4%

Net Income (Loss)

($3,319)

-2.2%

$2,401

1.7%

Diluted EPS

($0.04)

$0.02

Diluted Shares Outstanding (000's)

90,015

101,493

2007

2006

Balance Sheet Results as of the End of Fiscal Third Quarter

November 3, 2007

October 28, 2006

Cash and marketable securities

80,062

$

77,099

$

Inventory

51,830

44,640

Other current assets

16,038

9,077

Net PPE

72,164

50,293

Long-term assets

5,656

6,540

Total assets

225,750

$

187,649

$

Current liabilities

74,650

$

65,275

$

Total debt

3,350

7,274

Other long-term liabilities

31,248

24,469

Convertible preferred stock

2,167

9,441

Shareholders' equity

114,335

81,190

Total liabilities & shareholders' equity

225,750

$

187,649

$

Business Outlook

Fourth Quarter Fiscal 2007

                                Comps                                             -4% to -6%

                                EPS                        $0.03 to $0.06

Fiscal 2007 free cash flow           $10 - $13 million (after capital investment

                                                                        of $14 million in new stores)

Fiscal 2008

                                Net Store Openings 20 to 25

                                Tax rate         3%

Investment Highlights

Well-Established Brands:

Wet Seal - fashion and value oriented retailer to teens

Arden B – fashion brand for young women

Retail Expansion Opportunity: Wet Seal operates 396 stores with potential for 600-700; Arden B operates 94 stores with potential for 200-250

Increased Store Productivity Potential: Merchandising, planning &
allocation and operational initiatives underway

Significant Operating Income Recovery Potential: WTSLA forecasts a 1.6% - 2.2% operating margin in FY 2007 well below historical peak of 8%